EXHIBIT 10.27
                                                                  EXECUTION COPY
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                           BERRY PLASTICS CORPORATION
                             BPC HOLDING CORPORATION
                     BERRY PLASTICS ACQUISITION CORPORATION
                             BERRY IOWA CORPORATION
                           BERRY STERLING CORPORATION
                           BERRY TRI-PLAS CORPORATION
                                  AEROCON, INC.
                  PACKERWARE CORPORATION, a Kansas corporation
                  PACKERWARE CORPORATION, a Delaware corporation
                        BERRY PLASTICS DESIGN CORPORATION
                             VENTURE PACKAGING, INC.
              VENTURE PACKAGING MIDWEST, INC., an Ohio corporation
             VENTURE PACKAGING MIDWEST, INC., a Delaware corporation
         VENTURE PACKAGING SOUTHEAST, INC., a South Carolina corporation
            VENTURE PACKAGING SOUTHEAST, INC., a Delaware corporation
                              NIM HOLDINGS LIMITED
                       NORWICH INJECTION MOULDERS LIMITED
                           NORWICH ACQUISITION LIMITED
                              KNIGHT PLASTICS, INC.




                                   $75,000,000

                 11% Series A Senior Subordinated Notes due 2007



                               PURCHASE AGREEMENT



                                  June 29, 1999





                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                              CHASE SECURITIES INC.


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                                   $75,000,000
                 11% Series A Senior Subordinated Notes due 2007
                          of Berry Plastics Corporation



                               PURCHASE AGREEMENT

                                                                   June 29, 1999


DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
CHASE SECURITIES INC.
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
277 Park Avenue
New York, New York 10172
Ladies and Gentlemen:

            Each of Berry Plastics Corporation, a Delaware corporation (the "COMPANY"), BPC Holding Corporation, a Delaware corporation ("HOLDING"), Berry Plastics Acquisition Corporation, a Delaware corporation, Berry Iowa Corporation, a Delaware corporation, Berry Sterling Corporation, a Delaware corporation, Berry Tri-Plas Corporation, a Delaware corporation, AeroCon, Inc., a Delaware corporation, PackerWare Corporation, a Kansas corporation, PackerWare Corporation, a Delaware corporation, Berry Plastics Design Corporation, a Delaware corporation, Venture Packaging, Inc., a Delaware corporation, Venture Packaging Midwest, Inc., an Ohio corporation, Venture Packaging Midwest, Inc., a Delaware corporation, Venture Packaging Southeast, Inc., a South Carolina corporation, Venture Packaging Southeast, a Delaware corporation, NIM Holdings Limited, a company organized under the laws of England and Wales, Norwich Injection Moulders Limited, a company organized under the laws of England and Wales, Knight Plastics, Inc., a Delaware corporation, and Norwich Acquisition Limited, a company organized under the laws of England and Wales (collectively with Holding, the "GUARANTORS" which term, as used herein, shall, at and after the Closing Date (as defined herein), include all successor entities, CPI Holding Corporation, a Delaware corporation ("CPI") and Cardinal Packaging, Inc., an Ohio corporation ("CARDINAL PACKAGING")), agree with you as follows:

            1. ISSUANCE OF SECURITIES. The Company proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc. (each an "INITIAL PURCHASER" and collectively, the "INITIAL PURCHASERS") $75,000,000 in aggregate principal amount of 11% Series A Senior Subordinated Notes due 2007 (the "SERIES A NOTES"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be guaranteed (the "NOTE GUARANTEES") by each of the Guarantors. The Notes are to be issued pursuant to the provisions of an indenture

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(the "INDENTURE") to be dated July 6, 1999, among the Company, the Guarantors and United States Trust Company of New York, as trustee (the "TRUSTEE"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

            The offering of the Series A Notes is being made in connection with the acquisition (the "ACQUISITION") by the Company of CPI, pursuant to that certain Stock Purchase Agreement dated June 18, 1999 (the "ACQUISITION Agreement"), among the Company, CPI, Cardinal Packaging and the shareholders of CPI.

            The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memorandum (the "PRELIMINARY OFFERING MEMORANDUM"), dated June 18, 1999 and a final offering memorandum, dated June 29, 1999 (the "OFFERING MEMORANDUM"), relating to Holding, the Company and its subsidiaries, the Notes and the Note Guarantees.

            Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

      THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY AND THE GUARANTORS SO

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      REQUEST), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION
      STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

            You have advised the Company that you will make offers (the "EXEMPT RESALES") of the Series A Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A PURCHASER") whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS").

            Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date (as defined herein), in substantially the form of EXHIBIT A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") within 45 days of the Closing Date and under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 11% Series B Senior Subordinated Notes due 2007 (the "SERIES B NOTES") to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "REGISTERED EXCHANGE OFFER") and (ii) under the circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective within the time periods set forth in the Registration Rights Agreement. This Agreement, the Indenture, the Notes, the Note Guarantees, the Registration Rights Agreement and the Acquisition Agreement are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS." As used in this Purchase Agreement (this "AGREEMENT"), the term

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"SUBSIDIARY" shall mean any subsidiary of the Company before the Acquisition and, at and after the Closing Date, shall mean any Subsidiary of the Company immediately after the Acquisition.

            2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 97% of the principal amount thereof ( the "PURCHASE Price").

            3. DELIVERY AND PAYMENT. Delivery to you of and payment for the Series A Notes shall be made at 9:00 A.M., New York City time, on July 6, 1999 (the "CLOSING DATE") at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, or such other time or place as you shall reasonably designate.

            One or more Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Series A Notes sold pursuant to Exempt Resales to QIBs and Regulation S Purchasers (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the Purchase Price, by wire transfer of immediately available funds to such account or accounts as the Company shall specify, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfers. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 A.M. on the business day immediately preceding the Closing Date.

            4. AGREEMENTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors hereby agrees with you as follows:

                  (a) To advise you promptly and, if requested by you, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority and (ii) of the happening of any event which makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Series A Notes under any state securities or Blue Sky laws, and, if at any time any state securities commission issues an order suspending the qualification or exemption of the

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      Series A Notes, the Company and the Guarantors shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish to you without charge as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, required pursuant to this Agreement by you in connection with the Exempt Resales.

                  (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five business days after being furnished a copy of such amendment or supplement. The Company and the Guarantors shall promptly prepare, upon any reasonable request by you, any amendment or supplement to the Preliminary Offering Memorandum and the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

                  (d) If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Registered Exchange Offer, any event shall occur that, in the judgment of the Company and the Guarantors or in the judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Company and the Guarantors shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and
      (ii) the Offering Memorandum will comply with applicable law.

                  (e) To cooperate with you and your counsel in connection with the qualification of the Series A Notes for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (PROVIDED, HOWEVER, that neither the Company nor any Guarantor shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company and the Guarantors will continue such qualification in effect so long as required by law for distribution of the Series A Notes

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      and will file such consents to service of process or other documents as may be necessary in order to effect such qualification.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all preliminary and final Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Company and the Guarantors of the Notes and the Note Guarantees, (iv) the qualification of the Notes and the Note Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes and the Note Guarantees (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) the rating of the Notes by rating agencies, if any, (x) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Notes by DTC for "book-entry" transfer and
      (xii) the performance by the Company and the Guarantors of their other obligations under this Agreement and the other Operative Documents to which they are a party.

                  (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "USE OF PROCEEDS."

                  (h) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Notes.

                  (i) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of Holding or the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

                  (j) To use its best efforts to do and perform all things required to be done and performed under this agreement by it prior to or after the Closing Date and to

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      satisfy all conditions precedent on its part to the delivery of the Series
      A Notes and the Note Guarantees.

                  (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to you or the Eligible Purchasers of Series A Notes.

                  (l) For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), to make available to any Eligible Purchaser or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such Eligible Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (m) To comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (n) To cause the Registered Exchange Offer to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Notes and note guarantees thereof to be offered in exchange for the Series A Notes and Note Guarantees and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

                  (o) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL.

                  (p) For so long as any of the Notes are outstanding, to deliver without charge to the Initial Purchasers, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company or any of the Guarantors shall mail or otherwise make available to its securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company or any of the Guarantors with the Commission or any national securities exchange and such other publicly available information concerning Holding, the Company or its Subsidiaries, including, without limitation, press releases.

                  (q) Neither Holding, the Company nor any of its Subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company and the Guarantors will not distribute any preliminary offering memorandum, offering memorandum or other offering material in connection with the offering and sale of the Notes.

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                  (r) To cause CPI and Cardinal Packaging to become parties to this Agreement by executing the signature pages hereto immediately after the consummation of the Acquisition.

                  (s) To comply with the agreements in the Indenture, the Registration Rights Agreement and each other Operative Document.

            5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors represents and warrants to you that:

                  (a) The Preliminary Offering Memorandum and the Offering Memorandum (and each supplement and amendment thereto) have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment thereto will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment to either of them) made in reliance upon and in conformity with information relating to you furnished to the Company and the Guarantors in writing by you expressly for use therein. The Company and the Guarantors acknowledge for all purposes under this Agreement that the statements set forth in the stabilization legend and the third, fourth, sixth and ninth paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement) constitute the only written information furnished to the Company and the Guarantors by each of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto).

                  (b) Each of Holding, the Company and the Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and described in the Offering Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of Holding, the Company and the Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (c) Each of the Company and the Guarantors has all necessary corporate power and authority to execute and deliver this Agreement, the Notes and the Acquisition Agreement (in the case only of the Company), the Note Guarantees (in the

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      case only of the Guarantors), the Indenture and the Registration Rights
      Agreement, to perform its obligations under this Agreement, the Indenture, the Acquisition Agreement and the Registration Rights Agreement and to authorize, issue, sell and deliver the Notes and the Note Guarantees, as the case may be, as contemplated by this Agreement.

                  (d) This Agreement has been duly authorized and validly executed and delivered by the Company and each of the Guarantors and constitutes a legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms (assuming the due execution and delivery hereof by you), subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                  (e) The issuance and sale of the Series A Notes has been duly authorized by the Company, and all legally required corporate proceedings by the Company in connection with the issuance and sale of the Series A Notes have been taken; each of the Series A Notes, when issued and delivered to and paid for by the Initial Purchasers in accordance with this Agreement (assuming the due authentication thereof by the Trustee), will be a legal, valid and binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                  (f) The Company has all requisite power to authorize and issue the Series B Notes; the issuance of the Series B Notes has been duly authorized by the Company and all legally required corporate proceedings by the Company in connection with the issuance of the Series B Notes have been taken; each of the Series B Notes, when and if issued and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will be validly executed, issued and delivered and (assuming the due authentication thereof by the Trustee) will be a legal, valid and binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                  (g) The Note Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will

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      have been duly executed and delivered by each such Guarantor and will conform to the description thereof in the Offering Memorandum. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Note Guarantee of each Guarantor endorsed thereon will constitute valid and legally binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganizations, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity whether at law or in equity.

                  (h) The note guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and all legally required corporate proceedings by such Guarantor in connection with the issuance of such note guarantees have been taken; the note guarantees, when issued, will have been duly executed and delivered by each such Guarantor and will conform to the description thereof in the Offering Memorandum. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the note guarantee of each Guarantor endorsed thereon will constitute valid and legally binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganizations, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity whether at law or in equity.

                  (i) The Indenture has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed by the Company and each Guarantor and will conform to the description thereof in the Offering Memorandum. When the Indenture has been duly executed and delivered, the Indenture will be a valid and legally binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                  (j) The Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed by the Company and each Guarantor and will conform to the description thereof in the Offering Memorandum. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and legally binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                  (k) The Acquisition Agreement has been duly authorized, executed and delivered by the Company. The Acquisition Agreement is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                  (l) On the Closing Date, the entities listed on Schedule B hereto will be the only Subsidiaries, direct or indirect, of the Company. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been or, in the case of CPI and Cardinal Packaging, on the Closing Date will be duly and validly authorized and issued. All of the shares of capital stock of, or other ownership interests in, each Subsidiary are or, in the case of CPI and Cardinal Packaging, on the Closing Date will be owned, directly or through Subsidiaries, by the Company. All such shares of capital stock are or, in the case of CPI and Cardinal Packaging, on the Closing Date will be fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "LIEN") other than those Liens created pursuant to the Credit Facility (as defined in the Offering Memorandum). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

                  (m) Except as set forth on Schedule C hereto, neither Holding, the Company nor any of the Subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which Holding, the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of Holding, the Company or any of the Subsidiaries is subject. To the knowledge of the Company and the Guarantors, there exists no condition which, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                  (n) The execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Acquisition Agreement, the Notes and the Note Guarantees, the issuance and sale of the Notes and the Note Guarantees, the performance of this Agreement, the Indenture, the Registration Rights Agreement and the Acquisition Agreement, compliance by the Company and the Guarantors with the provisions hereof and thereof and of the Notes and the Note Guarantees (in each case, to the extent the Company or such Guarantor is a party thereto), the consummation of each of the transactions contemplated hereby and thereby, in each case, as applicable, will not result in a breach or violation of any of the respective charters or bylaws of Holding, the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which Holding, the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of Holding, the Company or any of the Subsidiaries is or may be subject, or contravene any order of any court or governmental agency or body having jurisdiction over Holding, the Company or any of the Subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to Holding, the Company or any of the Subsidiaries, or any of their respective properties.

                  (o) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting Holding, the Company or any of the Subsidiaries, or any of their respective properties, which is required to be disclosed and is not so disclosed, in the Preliminary Offering Memorandum or the Offering Memorandum, or which would result, singly or in the aggregate, in a Material Adverse Effect or which would materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best knowledge of the Company and the Guarantors, no such proceedings are contemplated or threatened.

                  (p) To the best knowledge of the Company and the Guarantors, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes or the Note Guarantees, prevents or suspends the use of any Offering Memorandum or suspends the sale of the Notes or the Note Guarantees, in any jurisdiction referred to in Section 4(e) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to Holding, the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Notes or the Note Guarantees, or the use of any Preliminary Offering Memorandum or Offering Memorandum in any jurisdiction referred to in Section 4(e) hereof; no action, suit or proceeding is pending against or, to the best knowledge of the Company and the Guarantors, threatened against or affecting Holding, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Notes or the Note Guarantees, or in any manner draw into question the validity of this Agreement, the Indenture, the

      Registration Rights Agreement, the Acquisition Agreement, the Notes or the Note Guarantees; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Preliminary Offering Memorandum or Offering Memorandum or otherwise) has been complied with.

                  (q) Except as set forth in the Offering Memorandum, Holding, the Company and the Subsidiaries are in compliance with all applicable existing federal, state and local laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("ENVIRONMENTAL Laws"), except where the failure to comply would not have a Material Adverse Effect. The term "Hazardous Material" means (a) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

                  (r) Neither Holding, the Company nor any of the Subsidiaries has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has Holding, the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case would result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against Holding, the Company or any of the Subsidiaries or, to the best knowledge of the Company and the Guarantors, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holding, the Company or any of the Subsidiaries or, to the best knowledge of the Company and the Guarantors, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against Holding, the Company or any of the Subsidiaries or, to the best knowledge of the Company and the Guarantors, threatened against Holding, the Company or any of the Subsidiaries and (iii) to the best knowledge of the Company and the Guarantors, no union representation question exists with respect to the employees of Holding, the Company or any of the Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not have a Material Adverse Effect.

                  (s) Except (i) as would not result, singly or in the aggregate, in a Material Adverse Effect, and (ii) for the liens created pursuant to (A) the Credit Facility (as defined in the Offering Memorandum), (B) the Nevada Industrial Revenue Bonds (as defined in the Offering Memorandum), (C) the Pledge, Escrow and Disbursement Agreement dated June 18, 1996, among Holding, First Trust of New York, National

      Association ("FIRST TRUST"), as trustee, and First Trust, as escrow agent, and (D) the Holding Pledge and Security Agreement dated June 18, 1996 between Holding and First Trust, as collateral agent, Holding, the Company and each of the Subsidiaries has good and marketable title, free and clear of all Liens (except Liens for taxes not yet due and payable), to all property and assets reflected in the Company's consolidated financial statements at and for the fiscal year ended January 2, 1999.

                  (t) The firms of accountants that have certified or shall certify the applicable financial statements and supporting schedules of Holding, the Company and the Subsidiaries as part of the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants, as required by the Act and the Exchange Act. The consolidated historical and PRO FORMA financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present in all material respects the financial position of Holding, the Company and the Subsidiaries at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied throughout such periods (other than as set forth on Schedule D hereto). Such PRO FORMA financial statements have been prepared on a basis consistent with such historical statements, except for the PRO FORMA adjustments specified therein, and give effect to assumptions made on a reasonable basis. The other financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum, historical and PRO FORMA, are, in all material respects, prepared on a basis consistent with such financial statements and the books and records of Holding, the Company and the Subsidiaries, as the case may be.

                  (u) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date (except as disclosed in the Offering Memorandum), neither Holding, the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to Holding, the Company or any Subsidiary, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of Holding, the Company and their Subsidiaries taken as a whole (each, a "MATERIAL ADVERSE CHANGE").

                  (v) All tax returns required to be filed by Holding, the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                  (w) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement or the other Operative Documents, except such as may be required by the NASD, the Trust Indenture Act of 1939, as amended (the "TIA"), or the Act, or have been obtained and made. No consents or waivers from any person under any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument are required to consummate the transactions contemplated by this Agreement, the Notes, the Note Guarantees, the Indenture, the Registration Rights Agreement, the Acquisition Agreement and the Offering Memorandum, except for such consents or waivers which have been, or will be, obtained prior to the Closing Date or such as which the failure to obtain would not have a Material Adverse Affect.

                  (x) (i) Each of Holding, the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "AUTHORIZATION") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to engage in the business currently conducted by it, except as such are described in the Offering Memorandum or to the extent that the failure to obtain or file would not, singly or in the aggregate, have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect and (iii) Holding, the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations that have been obtained thereby and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto. Neither Holding, the Company nor any Subsidiary believes that any governmental body or agency is considering limiting, suspending or revoking any such material license, certificate, permit, authorization, approval, franchise or right.

                  (y) Neither Holding, the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (z) No holder of any security of Holding, the Company or any of the Subsidiaries has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement, other than the rights described in the Registration Rights Agreement.

                  (aa) There are no contracts, agreements or understandings between Holding, the Company or any of the Subsidiaries and any person (other than the Initial Purchaser) that would give rise to a valid claim against Holding, the Company, the Subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                  (bb) Holding, the Company and the Subsidiaries possess all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "INTELLECTUAL PROPERTY") presently employed by them in connection with the businesses now operated by them, and, except as set forth in the Offering Memorandum, neither Holding, the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing.

                  (cc) Holding, the Company and the Subsidiaries each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (dd) The present fair saleable value of the assets of each of the Company and the Guarantors exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of each such person as they become absolute and matured. The assets of each of the Company and the Guarantors do not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted. Neither the Company nor any of the Guarantors intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Series A Notes, the present fair saleable value of the assets of each of the Company and the Guarantors will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such person as they become absolute and matured. The assets of each of the Company and the Guarantors, upon the issuance of the Series A Notes, will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of each of the Company and the Guarantors, taking into account the projected capital requirements and capital availability of each of the Company and the Guarantors.

                  (ee) None of Holding, the Company, the Subsidiaries or any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement, any of the other Operative Documents or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                  (ff) Holding, the Company and each Subsidiary maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect Holding, the Company and the Subsidiaries and their businesses. Neither Holding, the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                  (gg) When the Series A Notes and Note Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Note Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (hh) Assuming (i) that your representations and warranties in
      Section 6 are true, (ii) compliance by you with your covenants set forth in Section 8 and (iii) that each of the Eligible Purchasers is a QIB or a Regulation S Purchaser, the purchase and resale of the Series A Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act.

                  (ii) No form of general solicitation or general advertising was used by the Company, the Guarantors or any of their representatives (other than you, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (jj) Set forth on Schedule E hereto is a list of each employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of
      Section 407(d)(7) of ERISA (an "AFFILIATE") is a party in interest or disqualified person. The execution and delivery of this Agreement and the other Operative Documents and the sale of the Series A Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

                  (kk) Each of the Preliminary Offering Memorandum and the Offering Memorandum as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of Rule 144A(d)(4) of the Act.

                  (ll) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission (assuming for purposes of this paragraph 5(ll) that Regulation S-K is applicable to the Offering Memorandum).

                  (mm) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (nn) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Series A Notes or the Subsidiary Guarantees.

                  (oo) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

                  (pp) To the best of our knowledge, the Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold in offshore transactions.

                  (qq) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (rr) The Series A notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such series A Notes in transactions that were exempt from the registration requirements of the Act.

            6. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors that:

                  (a) Such Initial Purchaser is either a QIB or an accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act) (an "ACCREDITED INSTITUTION"), in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (b) Such Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Series A Notes only to (A) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (B) in offshore transactions in reliance upon Regulation S.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices, or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

                   (d) The Initial Purchasers further agree that, in connection with the Exempt Resales, the Initial Purchasers will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, persons who in purchasing such Series A Notes will be deemed to have represented and agreed (1) if such Eligible Purchaser is a QIB, that they are purchasing the Series A Notes for their own account or an account with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (2) that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred, only (A) (I) to a person who the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, or in accordance with Rule 144 under the Act, or pursuant to another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company and the Guarantors so request) or (II) to the Company, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act,
      (IV) in a
      transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and (B) in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, (3) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (2) above.

                  (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Note Guarantees.

                  (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

                  (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                  "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to institutional "accredited investors," as defined in Rule 501(a)(1),
      (2), (3) or (7) under the Securities Act in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                  (j) Such Initial purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes in transactions that were exempt from the registration requirements of the Act.

            Such Initial Purchaser also understands that the Company and the Guarantors and, for purposes of the opinions to be delivered to you pursuant to Sections 8(f) and 8(g) hereof, each of O'Sullivan Graev & Karabell, LLP and Latham & Watkins, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

            7.    INDEMNIFICATION.

                  (a) The Company and each Guarantor (the "INDEMNIFYING Parties") agree to indemnify and hold harmless (i) each Initial Purchaser,
      (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Initial Purchaser (any of the persons referred to in this clause (ii) being hereinafter referred to as a "CONTROLLING PERSON"), and (iii) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser or any controlling person (any person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as an "INDEMNIFIED PERSON") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly (a) caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering

      Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission based upon such information relating to such Initial Purchaser furnished in writing to the Company and the Guarantors by such Initial Purchaser; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum or the Offering Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities, judgments, actions or expenses purchased Notes, or any controlling person of such Initial Purchaser, if a copy of the Preliminary Offering Memorandum or the Offering Memorandum (including any amendment or supplement thereto delivered to such Initial Purchaser prior to the date such Preliminary Offering Memorandum or the Offering Memorandum was sent or given to such purchaser, was not sent or given by or on behalf of such Initial Purchaser to such person at or prior to the written confirmation of the sale of Notes to such person, and if the Preliminary Offering Memorandum or the Offering Memorandum (including any amendment or supplement thereto delivered to such Initial Purchaser prior to the date such Preliminary Offering Memorandum or the Offering Memorandum was sent or given to such purchaser) cured the defect giving rise to such losses, claims, damages, liabilities, judgments, actions or expenses. The Indemnifying Parties shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Indemnifying Parties or an Indemnified Person.

                  (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Indemnifying Parties, such Indemnified Person (or the entity controlled by such controlling person) shall promptly notify the Company in writing (PROVIDED that the failure to give such notice shall not relieve the Indemnifying Parties of their obligations pursuant to this Agreement unless such failure to notify has materially prejudiced the ability of the Indemnifying Parties to defend any such claim) and the Indemnifying Parties shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Parties and payment of all reasonable fees and expenses. Such Indemnified Person shall have the right to employ its own counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Indemnifying Parties have not assumed the defense and employed counsel reasonably satisfactory to such Indemnified Party within a reasonable time after notice of commencement of such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both an Indemnified Party and any Indemnifying Party and any such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Parties (in which case the Indemnifying Parties shall not have the right to assume the defense of such action on behalf of the Indemnified Parties, it being understood, however, that the Indemnifying Parties shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by Donaldson, Lufkin & Jenrette Securities Corporation). The Indemnifying Parties shall be liable for any settlement of any such action or proceeding effected with the Indemnifying Parties' prior written consent, which consent will not be unreasonably withheld, and the Indemnifying Parties agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Indemnifying Parties. If at any time the Indemnified Person shall have requested the Indemnifying Parties to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph in connection with any such action or proceeding, the Indemnifying Parties agree that they shall be liable for any settlement of any proceeding effected without their written consent so long as they receive written notice of such settlement if (i) such settlement is entered into more than ninety business days after receipt by such Indemnifying Parties of the aforesaid request and (ii) such Indemnifying Parties shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. The Indemnifying Parties shall not, without the prior written consent of each Indemnified Person, which will not be unreasonably withheld, settle or compromise or consent to the entry of a judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

                  (c) Each of the Initial Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their respective directors and officers, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, and the officers, directors, partners, employees, representatives and agents of each such person to the same extent as the foregoing indemnity from the Indemnifying Parties to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Initial Purchaser furnished in writing by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (d) If the indemnification provided for in this Section 7 is unavailable to a party entitled to indemnification pursuant to Section 7(b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party (or parties, as applicable) on the one hand and the indemnified party (or parties, as applicable) on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party (or parties, as applicable) and the indemnified party (or parties, as applicable), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Guarantors set forth herein shall be in addition to any liability or obligation the Company and the Guarantors may otherwise have to any Indemnified Person.

            The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this
      Section 7(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Initial Purchaser (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Initial Purchaser applicable to the Series A Notes purchased by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

            8. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties that are qualified by a reference to materiality, which shall be true and correct in all respects) on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and the Guarantors shall have performed or complied with in all material respects all of their obligations and agreements herein contained (other than those obligations and agreements that are qualified by a reference to materiality, which shall be performed or complied with in all respects) and required to be performed or complied with by them at or prior to the Closing Date.

                  (b) No stop order suspending the sale of the Series A Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) (i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes; (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Series A Notes; and (iii) on the Closing Date no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company and the Guarantors, threatened against, Holding, the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit the issuance of the Series A Notes except as disclosed in the Offering Memorandum.

                  (d) (i) Since the date hereof or since the dates as of which information is given in the Offering Memorandum, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt, of Holding, the Company or any of the Subsidiaries (other than as disclosed in the Offering Memorandum) and
      (iii) Holding, the Company and the Subsidiaries shall have no liability or obligation, direct or contingent, that is material to Holding, the Company and the Subsidiaries taken as a whole and is required to be disclosed on a balance sheet in accordance with GAAP and is not disclosed on the latest balance sheet included in the Offering Memorandum.

                  (e) You shall have received certificates, dated the Closing Date, signed by (i) the President or any Vice President or any other executive officer and (ii) a principal financial or accounting officer of the Company and each of the Guarantors confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

                  (f) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of O'Sullivan Graev & Karabell, LLP, counsel for the Company and the Guarantors, to the effect that:

                        (i) Holding, the Company and each of the U.S. Guarantors
            is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and described in the Offering Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction listed on a schedule attached to the opinion;

                        (ii) Each of the Company and each of the U.S. Guarantors
            has all necessary corporate power and authority to execute and deliver this Agreement, the Series A Notes, the Note Guarantees, the Indenture, the Registration Rights Agreement and the Acquisition Agreement, as applicable, and to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Acquisition Agreement, and to authorize, issue, sell and deliver the Series A Notes and the Note Guarantees, as applicable, as contemplated by this Agreement;

                        (iii) Each of this Agreement, the Series A Notes, the
            Note Guarantees, the Registration Rights Agreement, the Indenture and the Acquisition Agreement has been duly authorized, executed and delivered by the Company and the U.S. Guarantors, as applicable;

                        (iv) When authenticated in accordance with the terms of
            the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, the Series A Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity);

                        (v) When the Series A Notes are executed and
            authenticated in accordance with the terms of the Indenture, each of the Note Guarantees of the

            Guarantors endorsed thereon will constitute valid and legally binding obligations of the respective Guarantor, enforceable against each such Guarantor in accordance with its terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity).

                        (vi) The Series B Notes and the note guarantees to be
            endorsed thereon by the U.S. Guarantors have been duly authorized by the Company and each of the U.S. Guarantors, as the case may be.

                        (vii) The Indenture, assuming due authorization,
            execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity);

                        (viii) The Notes, the Note Guarantees, the Indenture and
            the Registration Rights Agreement conform to the descriptions thereof contained in the Offering Memorandum in all material respects;

                        (ix) All of the issued and outstanding shares of capital
            stock of, or other ownership interests in, each U.S. Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable. All of the shares of capital stock of, or other ownership interests in, each U.S. Guarantor are owned, directly or through U.S. Guarantors, by the Company;

                        (x) To the knowledge of such counsel, there are no
            outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any U.S. Guarantor (other than those Liens created pursuant to the Credit Facility (as defined in the Offering Memorandum));

                        (xi) Neither Holding, the Company nor any of the
            Guarantors is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                        (xii) The descriptions in the Offering Memorandum of
            statutes, legal and governmental proceedings, and contracts and other documents are accurate in all material respects; it being understood that such counsel need express no opinion as to the financial statements, notes or schedules or other financial or statistical data included therein or omitted therefrom;

                        (xiii) To the knowledge of such counsel: (a) no action
            has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Series A Notes or the Notes Guarantees, and such counsel has received no notice which suspends the sale of the Series A Notes or the Notes Guarantees; (b) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to Holding, the Company or any of the Guarantors which would prevent or suspend the issuance or sale of the Series A Notes or the Notes Guarantees, and such counsel has not received notice which prevents or suspends the use of the Offering Memorandum in any jurisdiction referred to in Section 4(e) hereof; and (c) no action, suit or proceeding is pending against or threatened against or affecting Holding, the Company or any of the Guarantors before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would prevent the issuance of the Series A Notes or the Notes Guarantees;

                        (xiv) Except as may be required under state securities
            or "Blue Sky" laws or regulations or by the NASD, as to which such counsel expresses no opinion, no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation of the transactions contemplated by this Agreement or the other Operative Documents, except such as have been obtained and made; no consents or waivers from any person under any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument that is listed on a schedule to the opinion are required to consummate the transactions contemplated by this Agreement or the other Operative Documents, except for any consent or waiver which has been obtained on or prior to the Closing Date;

                        (xv) On the Closing Date, the Offering Memorandum
            (except for financial statements, the notes thereto and related schedules and other financial data included therein, or omitted therefrom, as to which no opinion need be expressed) complied as to form in all material respects with Rule 144A(d)(4) of the Act;

                        (xvi) To the best knowledge of such counsel, other than
            as set forth on Schedule C to this Agreement, neither Holding, the Company nor any of the Guarantors is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any agreement or instrument listed on a schedule to the opinion; to the best knowledge of such counsel, there exists no condition which, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument;

                        (xvii) The execution and delivery of this Agreement and
            the other Operative Documents, the issuance and sale of the Series A Notes and the Note Guarantees, the performance of this Agreement and the other Operative Documents, compliance by the Company and the Guarantors with the provisions hereof and thereof and of the Series A Notes and the Note Guarantees, the consummation of the transactions contemplated hereby and thereby and the payments described in the Offering Memorandum under the caption "Use of Proceeds," in each case, as applicable, will not result in a breach or violation of any of the respective charters or bylaws of Holding, the Company or any of the U.S. Guarantors or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any agreement or instrument listed on a schedule to the opinion, or, to the knowledge of such counsel, contravene any order of any court or governmental agency or body having jurisdiction over Holding, the Company or any of the U.S. Guarantors or any of their properties, or violate any statute, rule or regulation or administrative or court decree applicable to Holding, the Company or any of the U.S. Guarantors, or any of their respective properties;

                        (xviii) The Registration Rights Agreement constitutes a
            valid and legally binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law) and, to the extent the Registration Rights Agreement provides for rights of indemnification and contribution, subject to the limitations of applicable law;

                        (xix) The Acquisition Agreement constitutes a valid and
            legally binding agreement of the Company and the Guarantors that are party thereto, enforceable against the Company and such Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally, and to equitable principles (regardless of whether considered in a proceeding in equity or at law) and to the extent the Acquisition Agreement provides for rights of indemnification and contribution, subject to the limitations of applicable law;

                        (xx) When the Series A Notes are issued and delivered
            pursuant to the Purchase Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under
            Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                        (xxi) Assuming, without independent investigation, (i)
            that the Series A Notes and the Note Guarantees are sold to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of, and in the manner contemplated by, the Purchase Agreement and the Offering Memorandum, (ii) the accuracy of the representations, warranties and covenants of the Company and the Guarantors set forth in this Agreement and in certain certificates (other than the representation and warranty in Section 5(hh) of this Agreement but including the assumptions in
            Section 5(hh) of this Agreement), (iii) the accuracy of the Initial Purchasers' representations and warranties set forth in this Agreement, (iv) the due performance by the Company and the Guarantors of the covenants and agreements set forth in this Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in this Agreement, (v) the Initial Purchasers' compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum,
            (vi) the accuracy of the representations and warranties made in accordance with the Offering Memorandum by each purchaser to whom the Initial Purchasers initially resell the Series A Notes and the Note Guarantees and (vii) that each purchaser to whom the Initial Purchasers initially resell Series A Notes and the Note Guarantees receives a copy of the Offering Memorandum if requested by such purchaser prior to such sale, the offer, issuance, sale and delivery of the Series A Notes to the Initial Purchasers, and the initial reoffer, resale and delivery of the Series A Notes to the Initial Purchasers, as contemplated by this Agreement and the Offering Memorandum, do not require registration under the Act, it being understood that no opinion is expressed as to any subsequent resale of the Series A Notes and Note Guarantees or any resale of Series A Notes and Note Guarantees by any person other than the Initial Purchasers;

                        (xxii) Prior to the Exchange Offer or the effectiveness
            of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA; and

                        (xxiii) The Offering Memorandum, as of its date, and
            each amendment or supplement thereto, as of its date, contained the information specified in, and meets the requirements of Rule 144A(d)(4) of the Act.

            The opinions set forth in paragraphs (ix) and (x) will be based solely on a review of stock records and other specified corporate record books of Holding, the Company and its Subsidiaries and applicable law. As to matters of Ohio, Kansas and South Carolina law, O'Sullivan Graev & Karabell, LLP is entitled to rely on the opinion of Lathrop &

      Gage L.C., Kansas counsel, Nexsen Pruet Jacobs & Pollard, LLP, South Carolina counsel and Squire, Sanders & Dempsey L.P.P., Ohio counsel.

            The opinion of O'Sullivan Graev & Karabell, LLP shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

            In giving their opinion required by this subsection 8(f), O'Sullivan Graev & Karabell, LLP shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, your representatives and your counsel in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above); and such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (as amended or supplemented), as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion nor express any statement or belief with respect to the financial statements and schedules and other financial and statistical data included in, or omitted from, the Preliminary Offering Memorandum or the Offering Memorandum or any supplement or amendment thereto).

                  (g) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Edwin Coe, English counsel for the U.K. Guarantors, to the effect that:

                        (i) Each of NIM Holdings Limited, Norwich Injection
            Moulders Limited and Norwich Acquisition Limited is duly incorporated with limited liability and validly existing under the laws of England and Wales and is not in liquidation and has the requisite corporate power to own, lease and operate its properties and to conduct its business as it is currently being conducted;

                        (ii) Each of NIM Holdings Limited, Norwich Injection
            Moulders Limited and Norwich Acquisition Limited has all necessary corporate power and authority to execute and deliver this Agreement, the Registration Rights Agreement, the Indenture and the Note Guarantees and to perform its obligations under each of this Agreement, the Registration Rights Agreement, the Indenture and the Note Guarantees and to authorize, issue and deliver the Note Guarantees, as contemplated by this Agreement;

                        (iii) This Agreement, the Registration Rights Agreement,
            the Indenture and the Note Guarantees have been duly authorized, executed and delivered by NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited;

                        (iv) Each of the obligations expressed to be assumed by
            NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquiition under the Note Guarantees constitutes a valid and legally binding obligation that is enforceable in accordance with its terms on NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited;

                        (v) The Indenture constitutes a valid and legally
            binding agreement of each of NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited, enforceable against each of them in accordance with its terms;

                        (vi) The execution and delivery by NIM Holdings Limited,
            Norwich Injection Moulders Limited and Norwich Acquisition Limited of this Agreement, the Registration Rights Agreement, the Indenture and the Note Guarantees, the issuance of the Note Guarantees, the performance of this Agreement, the Registration Rights Agreement, the Indenture and the Note Guarantees by NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited, compliance by NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited with the provisions thereof and of the Note Guarantees, the consummation of the transactions contemplated thereby and the payments described in the Offering Memorandum under the caption "Use of Proceeds", does not violate the memorandum of association or articles of association of NIM holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited or any of the terms or provisions of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or obligation to create or impose) a Lien with respect to, any material agreement or instrument, or, to such counsel's knowledge, contravene any order of any court or governmental agency or body having jurisdiction over either of NIM Holdings Limited, Norwich Injection Moulders Limited or Norwich Acquisition Limited or any of their properties, or violate any state, rule or regulation or administrative or court decree applicable to either NIM Holdings Limited, Norwich Injection Moulders Limited or Norwich Acquisition Limited;

                        (vii) All of the issued shares of NIM Holdings Limited,
            Norwich Injection Moulders Limited and Norwich Acquisition Limited have been validly authorized, issued and are fully paid. All of the issued share capital of Norwich Injection Moulders Limited is owned by NIM Holdings Limited, all of the issued share capital of NIM Holdings Limited is owned by the Company and all of the issued share capital of Norwich Acquisition Limited is owned by Norwich Injection Moulders Limited;

                        (viii) Except for the equitable charge over the issued
            share capital of NIM Holdings Limited dated July 2, 1998 in favor of NationsBank NA and the debentures dated July 2, 1998 given by each of NIM Holdings Limited and Norwich Injection Moulders Limited in favor of NationsBank, to the best of our knowledge there are no outstanding rights, warrants, options, convertible securities, Liens or other security relating to or entitling any person to purchase or otherwise acquire any shares in either of NIM Holdings Limited, Norwich Injection Moulders Limited or Norwich Acquisition Limited;

                        (ix) The Registration Rights Agreement constitutes a
            valid and legally binding agreement of NIM Holdings Limited, Norwich Injection Moulders Limited and Norwich Acquisition Limited enforceable against each of them in accordance with its terms; and

                        (x) A judgment obtained in the State of New York of a
            court of the State of New York or a Federal Court sitting in the State of New York which is final and conclusive arising out of or relating to the obligations of NIM Holdings Limited and Norwich Injection Moulders Limited under this Agreement, the Registration Rights Agreement, the Indenture and the Note Guarantees for a debt or definite sum of money may be enforced against NIM Holdings Limited, Norwich Injection Moulders Limited or Norwich Acquisition Limited by an action in the English Courts for the amount due under it.

            The opinion of Edwin Coe shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

                  (h) You shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to you.

                  (i) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from (A) Ernst & Young, LLP, independent auditors, with respect to the financial statements and certain financial information contained in the Offering Memorandum relating to Holding, the Company and the Subsidiaries and (B) Deloitte & Touche LLP, independent auditors, with respect to the financial statements and certain financial information contained in the Offering Memorandum relating to CPI and its subsidiaries.

                  (j) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (k) Prior to the Closing Date, the Company and the Guarantors shall have furnished to you such further information, certificates and documents as you may reasonably request.

                  (l) The Company, the Guarantors and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

                  (m) The Company, the Guarantors and you shall have entered into the Registration Rights Agreement, and you shall have received counterparts, conformed as executed thereof.

                  (n) The Acquisition shall be consummated prior to, or simultaneously with, the closing of the Offering on substantially the terms described in the Offering Memorandum and the Initial Purchasers shall have received counterparts, conformed as executed, of the Acquisition Agreement and such other documentation as they deem necessary to evidence the consummation thereof.

                  (o) The Offering Memorandum shall have been distributed to you not later than 10:00 A.M., New York City time, on July 1, 1999, or at such later date and time as you may approve in writing.

                  (p) CPI and Cardinal Packaging shall have become parties to this Agreement immediately after the consummation of the Acquisition.

            All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company and the Guarantors will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

            9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

            (a) This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

            (b) This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date of the Offering Memorandum or of this Agreement, any Material Adverse Change which, in the judgment of the Initial Purchasers, materially impairs the investment quality of the Series A Notes;
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in the judgment of the Initial Purchasers, make it impracticable or inadvisable to market the Series A Notes or to enforce contracts for the sale of the Series A Notes; (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets; (iv) any declaration of a general banking moratorium by either federal or New York authorities; (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that, in the judgment of the Initial Purchasers, has a material adverse effect on the financial markets in the United States and would, in the judgment of the Initial Purchasers, make it impracticable or inadvisable to market the Series A Notes or to enforce contracts for the sale of the Series A Notes; or (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, materially and adversely affect, or will materially and adversely affect, the business or operations of the Company and the Guarantors.

            (c) The indemnities and contribution provisions and other agreements, representations and warranties of the Company and the Guarantors, their respective officers and directors and of the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers or by or on behalf of the Company and the Guarantors, the officers or directors of the Company and the Guarantors or any controlling person of the Company and the Guarantors, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

            (d) If this Agreement shall be terminated by the Initial Purchasers pursuant to clause (i) of paragraph (b) of this Section 9 or because of the failure or refusal on the part of the Company or any Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and each of the Guarantors agree to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company and each of the Guarantors shall be liable for all expenses which it has agreed to pay pursuant to Section 4(f) hereof.

            (e) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchasers merely because of such purchase.

            (f) If on the Closing Date either Initial Purchaser shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by the Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

            10. NOTICES. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company or any Guarantor, to Berry Plastics Corporation, 101 Oakley Street, P.O. Box 959, Evansville, Indiana 47710-0959, Attention: James M. Kratochvil, with a copy to O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112,
Attention: Michael Joseph O'Brien, and (b) if to the Initial Purchasers, to Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc., c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Glenn Tongue, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Philip E. Coviello, or in any case to such other address as the person to be notified may have requested in writing.

            11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

            12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors (by merger or otherwise) and the officers and directors and other persons referred to in
Section 5, and no other person will have any right or obligation hereunder.

                                   [signature page follows]

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and you.


                                    Very truly yours,

                                    BERRY PLASTICS CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:


                                    BPC  HOLDING CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:


                                    BERRY PLASTICS ACQUISITION CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:


                                    BERRY IOWA CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:

                                    BERRY STERLING CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:


                                    BERRY TRI-PLAS CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:


                                    AEROCON, INC.


                                    By:_________________________________
                                      Name:
                                      Title:


                                    PACKERWARE CORPORATION, a Kansas corporation


                                    By:_________________________________
                                      Name:
                                      Title:


                                    PACKERWARE CORPORATION, a Delaware
                                    corporation



                                    By:_________________________________
                                      Name:
                                      Title:

                                    BERRY PLASTICS DESIGN CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:



                                    VENTURE PACKAGING, INC.


                                    By:_________________________________
                                      Name:
                                      Title:


                                    VENTURE PACKAGING MIDWEST, INC., an Ohio corporation


                                    By:_________________________________
                                      Name:
                                      Title:


                                    VENTURE PACKAGING MIDWEST, INC., a Delaware corporation


                                    By:_________________________________
                                      Name:
                                      Title:


                                    VENTURE PACKAGING SOUTHEAST, INC., a South
                                    Carolina corporation


                                    By:_________________________________
                                      Name:
                                      Title:

                                    VENTURE PACKAGING SOUTHEAST, INC., a
                                    Delaware corporation


                                    By:_________________________________
                                      Name:
                                      Title:


                                    NIM HOLDINGS LIMITED


                                    By:_________________________________
                                      Name:
                                      Title:


                                    NORWICH INJECTION MOULDERS LIMITED


                                    By:_________________________________
                                      Name:
                                      Title:


                                    NORWICH ACQUISITION LIMITED


                                    By:_________________________________
                                      Name:
                                      Title:


                                    KNIGHT PLASTICS, INC.


                                    By:_________________________________
                                      Name:
                                     Title:

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CHASE SECURITIES INC.

By: Donaldson, Lufkin & Jenrette
       Securities Corporation

By:_________________________________
   Name:
   Title:

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of July 6, 1999.


CPI HOLDING CORPORATION


By:_________________________________
      Name:
      Title:


CARDINAL PACKAGING, INC.


By:_________________________________
      Name:
      Title:

                                    SCHEDULE
                                        A

                                                                PRINCIPAL AMOUNT
                  INITIAL PURCHASER                                 OF NOTES
                  -----------------                             ----------------
Donaldson, Lufkin & Jenrette
      Securities Corporation ...............................    $     48,750,000

Chase Securities Inc. ......................................    $     26,250,000
                                                                ----------------

Total ......................................................    $     75,000,000
                                                                ================

                                    SCHEDULE
                                        B

SUBSIDIARIES
------------

Berry Plastics Acquisition Corporation

Berry Iowa Corporation

Berry Tri-Plas Corporation

Berry Sterling Corporation

AeroCon, Inc.

PackerWare Corporation, a Kansas corporation

PackerWare Corporation, a Delaware corporation

Berry Plastics Design Corporation

Venture Packaging, Inc.

Venture Packaging Midwest, Inc., an Ohio corporation

Venture Packaging Midwest, Inc., a Delaware corporation

Venture Packaging Southeast, Inc., a South Carolina corporation

Venture Packaging Southeast, Inc., a Delaware corporation

NIM Holdings Limited

Norwich Injection Moulders Limited

Norwich Acquisition Limited

Knight Plastics, Inc.

CPI Holding Corporation

Cardinal Packaging, Inc.

                                    SCHEDULE
                                        C

            Pursuant to the terms of the Underwriting Agreement dated April 14, 1994 among the Company, Holding, Berry Iowa Corporation, Berry Tri-Plas Corporation (formerly known as Berry-CPI Plastics Corp.) and Donaldson, Lufkin & Jenrette Securities Corporation, the Company was obligated to use the proceeds of the offering of the Units (as defined in the Underwriting Agreement) to, among other things, purchase the assets of CPI-Plastics, Inc. and its affiliates (the "CPI TRANSACTION") or, in the alternative, to pay down certain industrial revenue bonds. The Company utilized a portion of such proceeds to consummate other acquisitions, rather than the CPI transaction or the repayment of such debt, and for other capital expenditures related to such consummated acquisitions.

            The Company and certain of the Guarantors are in default (registered exchange offer was not made effective within 150 days of the closing date) of the Registration Rights Agreement dated as of August 24, 1998 by and among the Company, Holding, Berry Iowa Corporation, Berry Sterling Corporation, Berry Tri-Plas Corporation, AeroCon, Inc., PackerWare Corporation, Berry Plastics Design Corporation, Venture Packaging, Inc., Venture Packaging Midwest, Inc., Venture Packaging Southeast, Inc., NIM Holdings Limited, Norwich Injection Moulders Limited and Donaldson, Lufkin & Jenrette Securities Corporation.

                                    SCHEDULE
                                        D

            With respect to the valuation of the outstanding employee stock options, the Financial Statements contained in the 10-QA filed by Holding as of May 13, 1996, were not prepared on a consistent basis with Financial Statements in previously filed SEC Reports.

                                    SCHEDULE
                                        E

1. Berry Plastics Corporation Employees 401(k) Retirement Plan.

2. Berry Plastics Health and Welfare Plan, which includes the following benefits: (a) long term disability income (salaried employees); (b) long term disability income (hourly employees); (c) short term disability; (d) group life insurance; (e) vision; and (f) dental.

3. Berry Plastics Corporation Section 125 Plan.

                                      E-1